Other Liabilities (Principal Components Of The Company's Other Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Principal components of the Company's other liabilities
Net current tax provision	$ 1,517	$ 9,985
Lease incentive obligation	8,534	9,483
Deferred rent payable	9,169	7,773
Unamortized lease discounts	256	1,345
Other	1,047	645
Total other liabilities	$ 20,523	$ 29,231